Janus Investment Fund

Janus Henderson Small Cap Value Fund

Supplement dated October 3, 2017

to Currently Effective Prospectuses

Effective October 3, 2017, the prospectuses for Janus Henderson Small Cap Value Fund (the “Fund”) are amended as follows:

1.	The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of the Fund’s Prospectuses:

Portfolio Managers: Craig Kempler, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since October 2017. Robert H. Perkins is Co-Portfolio Manager of the Fund, which he has co-managed since inception. Justin Tugman, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since March 2009.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of the Fund:

Janus Henderson Small Cap Value Fund

Co-Portfolio Managers Craig Kempler, Robert H. Perkins, and Justin Tugman are responsible for the day-to-day management of the Fund, with no limitation on the authority of any one co-portfolio manager in relation to the others.

Craig Kempler, CFA, is Co-Portfolio Manager of Janus Henderson Small Cap Value Fund, which he has co-managed since October 2017. Mr. Kempler joined Perkins in May 2005 as a research analyst. Mr. Kempler holds a Bachelor of Arts degree in Economics and Political Science from Denison University and a Master of Business Administration in Finance and Accounting from Ohio University. Mr. Kempler holds the Chartered Financial Analyst designation.

Robert H. Perkins is Co-Portfolio Manager of Janus Henderson Small Cap Value Fund. Mr. Perkins has managed or co-managed Janus Henderson Small Cap Value Fund and the Fund’s predecessor since its inception in 1985. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Perkins has been a portfolio manager since 1970. He holds a Bachelor of Science degree in Business from Miami University.

Justin Tugman, CFA, is Co-Portfolio Manager of Janus Henderson Small Cap Value Fund, which he has co-managed since March 2009. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Tugman joined Perkins in June 2004 as a research analyst. Mr. Tugman holds a Bachelor of Science degree in Finance from the University of Wyoming and a Master’s degree in Finance from Tulane University. Mr. Tugman holds the Chartered Financial Analyst designation.

References to Tom Reynolds are deleted.

Please retain this Supplement with your records.